MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 19, 2014 to the Prospectuses for the Funds’ Institutional Class

Shares dated December 19, 2014 and the Funds’ Statement of Additional Information dated

October 31, 2014

As of the date of this Supplement, Institutional Class shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. YOU MAY DISCARD

THIS SUPPLEMENT ONCE SHARES OF THE FUNDS ARE OFFERED FOR SALE.